UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHSTAR REAL ESTATE INCOME II, INC.
(Name of Registrant as Specified in Its Charter)
[N/A]
(Name of Person(s) Filing Proxy Statement if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	(1)	Title of each class of securities to which transaction applies:
☐	(2)	Aggregate number of securities to which transaction applies:
☐	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
☐	(4)	Proposed maximum aggregate value of transaction:
☐	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

☐	(1)	Amount Previously Paid:
☐	(2)	Form, Schedule or Registration Statement No.:
☐	(3)	Filing Party:
☐	(4)	Date Filed:

From: NorthStar Securities
Subject: Investor Mailing Notification | NorthStar I and NorthStar II Proxy

AN IMPORTANT MESSAGE FOR STOCKHOLDERS OF

NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc.

This email is to inform you that current investors in NorthStar Real Estate Income Trust, Inc. (NorthStar I) and NorthStar Real Estate Income II, Inc. (NorthStar II) will be receiving a mailing containing the following document(s):

- **NorthStar I Stockholder Letter: Proxy Vote Reminder**
- **NorthStar II Stockholder Letter: Proxy Vote Reminder**
- **Proxy Reminder Card**

As a reminder, the special meeting of stockholders for both NorthStar I and NorthStar II will be held on January 18, 2018 and stockholders must vote by 11:59 pm ET on January 17, 2018.

For more information, please click the corresponding logo below or contact our investor relations department at 877.940.8777 and choose extension 1.

NorthStar REAL ESTATE INCOME TRUST

NorthStar Real Estate Income Trust, Inc.

NorthStar REAL ESTATE INCOME II

NorthStar Real Estate Income II, Inc.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Colony NorthStar, NorthStar I and NorthStar II caused Colony NorthStar Credit Real Estate, Inc. (the Company), the surviving company of the transaction, to file with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NorthStar I and NorthStar II and that also constitutes a prospectus of the Company. Each of Colony NorthStar, NorthStar I and NorthStar II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar, NorthStar I or NorthStar II may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II IN

CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE COMBINATION AGREEMENT FILED ON AUGUST 28, 2017 AND IN CONNECTION WITH THE AMENDMENT AND RESTATEMENT OF THE COMBINATION AGREEMENT FILED ON NOVEMBER 21, 2017 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Colony NorthStar, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar, NorthStar I or NorthStar II, as applicable. PARTICIPANTS IN SOLICITATION RELATING TO THE TRANSACTIONS Each of NorthStar I and NorthStar II and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar I’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar I’s Annual Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar II’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar II’s Annual Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with the SEC on April 28, 2017. A more complete description is available in the registration statement on Form S-4 filed by the Company and the joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph. Forward-Looking Statements This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by the stockholders of each of NorthStar I and NorthStar II, governmental or regulatory agencies and third parties; the risk that a condition to closing of the transaction may not be satisfied (including the listing by the Company of its Class A common stock on a national securities exchange); each party’s ability to consummate the transaction; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed from time to time with the SEC. There can be no assurance that the transaction will in fact be consummated No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.